UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 17, 2021

LAZYDAYS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38424	82-4183498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4042 Parks Oaks Blvd., Suite 350, Tampa, Florida	33610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(813) 246-4999

6130 Lazy Days Blvd., Seffner, Florida 33584

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LAZY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On December 17, 2021, William P. Murnane, Chief Executive Office and Chairman of Lazydays Holdings, Inc. (the “Company”), notified the Company’s Board of Directors (the “Board”) of his decision to resign as Chief Executive Officer of the Company and its subsidiaries, effective March 16, 2022.

On December 22, 2021, Mr. Murnane resigned as Chairman of the Board, effective immediately.

On December 23, 2021, the Company accelerated the Date of Termination of Mr. Murnane under his employment agreement to January 1, 2022.

(c) On December 23, 2021, the Board elected Christopher S. Shackelton as Chairman of the Board effective immediately. On December 23, 2021, the Board appointed director Robert T DeVincenzi, 62, as interim Chief Executive Officer, effective January 1, 2022. There are no familial relationships between Mr. DeVincenzi and any of the Company’s directors or executive officers.

Mr. DeVincenzi has served as the Board’s lead independent director, as well as on the Compensation Committee since October 21, 2021. Mr. DeVincenzi has been a principal partner in Lupine Venture Group, a business advisory firm that provides strategic consulting and corporate development advisory services, since 2014. Mr. DeVincenzi also serves as an Adjunct Professor of Entrepreneurship and Strategic Management at California State University, Monterey Bay since 2014. Mr. DeVincenzi has extensive experience in various technology and services markets, most recently as a director and previously as President and CEO of Redflex Holding Limited (ASX:RDF), a global business focused on road, vehicle, and pedestrian safety products and services. Mr. DeVincenzi serves as Chairman of the Board of Universal Technical Institute (NYSE:UTI), a nationwide provider of technical education and training. Mr. DeVincenzi received a Master of Arts degree from Gonzaga University and a Bachelor of Science degree in Business Administration from California State University, San Luis Obispo.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Resignation Letter, dated December 17, 2021

99.2	Resignation Letter, dated December 22, 2021

99.3	Press Release, dated December 23, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

Date: December 23, 2021	By	/s/ Nicholas J. Tomashot
Nicholas J. Tomashot
Chief Financial Officer